UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒ Filed by a party other than the registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CARVANA CO.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your vote matters! Meeting Materials: Notice of Meeting and Proxy
Statement & Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 5, 2025 For Stockholders of record as of March 10, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/CVNA Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Carvana Co.
Annual Meeting of Stockholders Monday, May 5, 2025 2:30 PM, Pacific Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/CVNA You must register to attend the meeting online and/or participate at www.proxydocs.com/CVNA For a convenient way to view the Notice, Proxy Statement and Annual Report, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CVNA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 25, 2025. C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

Carvana Co. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" EACH OF THE DIRECTOR NOMINEES SET FORTH IN PROPOSAL 1 "FOR" PROPOSALS 2, 4 AND 5 "1 YEAR" ON PROPOSAL 3 "AGAINST" PROPOSAL 6. PROPOSAL 1. Election of Class II Director Nominees 1.01 Dan Quayle 1.02 Gregory Sullivan 2. To consider the approval, by an advisory vote, of the compensation of our named executive officers as disclosed in the Proxy Statement ("say-on-pay"); 3. To recommend, by an advisory vote, the frequency of future advisory votes on the compensation of our named executive officers ("say-on-pay frequency"); 4. To approve an amendment to Carvana's amended and restated certificate of incorporation to provide for the exculpation of certain officers as permitted by Delaware law; 6. To vote upon a stockholder proposal regarding simple majority voting; 5. To ratify the appointment of Grant Thornton LLP as Carvana's independent registered public accounting firm for the year ending December 31, 2025; 7. To transact other business as may properly come before the meeting or any adjournment of the meeting.